UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2021

Black Creek Industrial REIT IV Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56032	47-1592886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement

Advisory Agreement

On November 24, 2021, Black Creek Industrial REIT IV Inc. (the “Company”), BCI IV Operating Partnership LP (the “Operating Partnership”), and Ares Commercial Real Estate Management LLC (the “Advisor”) entered into the Fourth Amended and Restated Advisory Agreement (2021) (the “Advisory Agreement”). The agreement was amended and restated in order to revise the circumstances under which the fixed component of the advisory fee is payable to the Advisor, such that it will no longer be payable with respect to a disposition. The terms of the Advisory Agreement are otherwise substantially the same as the terms of the prior version of the agreement.

The foregoing description of the Advisory Agreement is qualified in its entirety by reference to the full text of the Advisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Limited Partnership Agreement

On November 24, 2021, the Company, on behalf of itself as general partner and on behalf of the limited partners thereto other than the Special Limited Partner, entered into the Ninth Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “Limited Partnership Agreement”). The agreement was amended and restated in order to reflect the addition of a new class of operating partnership units.  Specifically, Series 1 Class D operating partnership units and Series 2 Class D operating partnership units were added, which align with certain of the interests that will be offered pursuant to the Company’s Delaware Statutory Trust program.  The terms of the Limited Partnership Agreement are otherwise substantially the same as the terms of the prior version of the agreement.

The foregoing description of the Limited Partnership Agreement is qualified in its entirety by reference to the full text of the Limited Partnership Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

0.1
Exhibit Number	Description
10.1

Fourth Amended and Restated Advisory Agreement (2021), dated November 24, 2021, by and among Black Creek Industrial REIT IV Inc., BCI IV Operating Partnership LP and Ares Commercial Real Estate Management LLC

10.2	Ninth Amended and Restated Limited Partnership Agreement of BCI IV Operating Partnership LP, dated as of November 24, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACK CREEK INDUSTRIAL REIT IV INC.

November 24, 2021	By:	/s/ SCOTT A. SEAGER
Name: Scott A. Seager
Title: Senior Vice President, Chief Financial Officer and Treasurer

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